NYSE MKT – YUMA



Yuma Energy, Inc.

23rd Annual Oil & Gas Investment Symposium (OGIS)

April 4, 2017

www.yumaenergyinc.com

Disclosure & Additional Information

Forward Looking Statements

This presentation contains forward-looking information regarding Yuma Energy, Inc. that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Yuma's current expectations, beliefs, plans, objectives, assumptions and strategies. Forward looking statements often, but not always, may be identified by using words such as "expects," "anticipates," "plans," "estimates," "potential," "possible," "probable," or "intends," or where Yuma states that certain actions, events or results "may," "will," "should," or "could" be taken, occur or be achieved. Statements concerning oil, natural gas liquids and natural gas reserves also may be deemed to be forward-looking in that they reflect estimates based on certain assumptions including that the resources involved can be economically exploited. Forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: fluctuations in oil and natural gas prices; operational risks in exploring for, developing and producing crude oil and natural gas including significant mechanical failures; uncertainties involving geology of oil and natural gas deposits; uncertainty of reserve estimates; uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather such as hurricanes and other natural disasters; uncertainties as to the availability and cost of financing; risks associated with derivative positions; inability of our management team to execute plans to meet our goals; shortages of drilling equipment, oil field personnel and services; unavailability of gathering systems, pipelines and processing facilities; and the possibility that laws, regulations or government policies may change or governmental approvals may be delayed or withheld. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on assumptions, estimates and opinions of management at the time the statements are made. The "Risk Factors" section of our prospectus dated September 22, 2016 filed with the Securities and Exchange Commission ("SEC") on September 22, 2016 and our other SEC filings discuss some of the important risk factors identified that may affect our business, results of operations, and financial condition. Yuma does not assume any obligation to update forward-looking statements should circumstances or such estimates or opinions change.

Disclaimer

We may use the terms "resource potential" and "EUR" in this presentation to describe estimates of potentially recoverable hydrocarbons that the SEC rules do not permit being included in filings with the SEC. These estimates are based on Yuma's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. These quantities do not constitute "reserves" within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System or SEC rules. "EUR," or Estimated Ultimate Recovery, refers to our management's internal estimates based on per well hydrocarbon quantities that may be potentially recovered from a hypothetical future well completed as a producer in the applicable area. For areas where Yuma has no or very limited operating history, EURs are based on publicly available information relating to operations of producers operating in such areas. For areas where Yuma has sufficient operating data to make its own estimates, EURs are based on internal estimates by Yuma's management and reserve engineers.

"Drilling locations" represent the number of locations that we currently estimate could potentially be drilled in a particular area estimated by well spacing assumptions applicable to that area. The actual number of locations drilled and quantities that may be ultimately recovered from Yuma's interests will likely differ substantially. There is no commitment by Yuma to drill all of the drilling locations which have been attributed these quantities.

Factors affecting ultimate recovery include: (1) the scope of our drilling program, which will be directly affected by factors that include the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other related factors; and (2) actual drilling results, including geological and mechanical factors affecting recovery rates. Most importantly, our production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

Company Profile

Liquids – rich portfolio of conventional & unconventional assets primarily in South Louisiana & East Texas with a New Focus on the Permian Basin



Bakken
– 706 net acres (~5% WI)
California
– 1,342 net acres (100% WI)
Southeast Texas
– 3,111 net acres (10%-25% WI)
Permian Basin
– 1,985 net acres[1] (87.5% WI)
South Louisiana
– 10,969 net acres (12.5% - 100% WI)
Yuma Assets
Oil production
Oil and gas production
New Area

EXCHANGE	NYSE MKT
TRADING SYMBOL	YUMA
STOCK PRICE[1]	$2.40
SHARES OUTSTANDING[1]	12.2 Million
MARKET CAP[1]	$29.3 Million
DEBT[2]	$39.5 Million
CONVERTIBLE PREFERRED STOCK[2,3]	$19.7 Million
NET LEASHOLD[2]	16,210 Acres
PROVED RESERVES[2,4] (Strip Prices)	8,898 MBOE
PROVED NPV10[2,4] (Strip Prices)	$118 Million
2016 PRODUCTION	1,820 BOEPD
2017E PRODUCTION[5]	2,800 to 3,100 BOEPD

1. As of March 31, 2017
2. As of December 31, 2016
3. Converts into shares of common stock at $11.07 per share
4. Prepared by Netherland, Sewell & Assoc. using year-end 2016 Strip Prices. See additional information starting on page 26
5. Management's estimated range for Yuma's average daily production for 2017

Yuma Energy, Inc.

Strategy for Growth

Capitalize on Our Proven Track Record of Success	• Exploring TX & LA Gulf Coast since 1983 • 79% Exploration success rate over last 24 years • **Experienced & Efficient Operating Team & Board**
Leverage Stronger Balance Sheet & Improved Liquidity	• Extended $44.0 MM borrowing base = higher liquidity • Disciplined capital allocation = strong balance sheet • **Target Capital Spending to Stay Within Cash Flow**
Maintain Our Diversified & Predictable Production & Cash Flow	• Lower lifting costs and improve margins • Balanced PDP mix – 54% Oil/NGLs & 46% gas – Conv./Unconv. • **Proved Reserves Provide a Solid Foundation for Growth**
Grow from Existing Low Cost - Low Risk Inventory	• Low cost, high impact & high ROR re-completions • Balanced PNP & PUD mix – 53% Oil/NGLs & 47% Gas • **PUDS & Prospects Economic at Today's Prices**
Grow from Actively Pursuing Acquisitions/Mergers	• Acquire CF positive assets w/ development upside • Capture low cost entries into established plays & trends • **Focus on Permian, Eagle Ford, and East Texas Areas**

Balanced & Diversified Inventory

Disciplined capital allocation with diversified investments leads to growth

DIVERSIFIED & PREDICTABLE Production and Cash Flow

LOW RISK, LOW CAPEX & HIGH ROR PROJECTS

RESOURCE PLAYS

3D PROSPECT INVENTORY

Solid Foundation for Growth	Growth at Today's Prices	Repeatable Growth	High Impact Organic Growth
South Louisiana East Texas California North Dakota	**Behind Pipe, WO's & Artificial Lift Projects** Lac Blanc Bayou Hebert Livingston **PUDs & Low Risk/High COS Prospects** Monterey Shale Livingston 3D San Andres Hz ROZ[1]	San Andres Hz ROZ[1] Chalktown El Halcon Bakken	Lac Blanc 3D Livingston 3D Amazon 3D

1. Residual Oil Zone (ROZ) - definition is "previously highly oil saturated zone from which the oil is displaced by water through tectonic tilting and/or hydro-dynamic flooding"

San Andres "ROZ[1]" Horizontal Development

Recently Entered ~ 33,280 Acre Joint Venture AMI in Yoakum County, Texas

Highly Competitive Horizontal Oil Play!

Joint Development Agreement

- Acquired 87.5% WI in ~2,269 acres (1,985 net acres)
- Currently acquiring additional leasehold in a 33,280 acre AMI area
- Intend to spud first JV well in 2017
- Analogous developments on-going near AMI area
  - Over 70 wells drilled to date
  - 6 rigs currently running
  - Robust economics at current oil prices
- Provides meaningful impact to Yuma's future growth
  - 12 locations on existing acreage & 3+ MMBOE potential recoverable hydrocarbons[2]
  - Open acreage available with considerable running room



Permian Basin area
Slaughter-Levelland
Yoakum Co, TX
NEW MEXICO
Lubbock
Salt Creek
Vacuum
Wasson
Hobbs
Seminole
SACROC
Robertson-Flanagan
Oil fields
Fairways
North Cowden
Goldsmith-Andector
Midland
Howard-Glasscock
South Cowden
McElroy-Dune
Yates
TEXAS
MEXICO

L. Stephen Melzer, Melzer Consulting

1. Residual Oil Zone (ROZ) - definition is "previously highly oil saturated zone from which the oil is displaced by water through tectonic tilting and/or hydro-dynamic flooding"

2. Potential recoverable hydrocarbons are management's internal estimates and may change as more data becomes available. See Additional Information on page 2

San Andres "ROZ[1]" Horizontal Development

San Andres Horizontal Development Analogy

Analogy Overview



Operators
Steward
Walsh
Riley
Wishbone
Hadaway
Gladiola (Devonian)
Sable (San Andres)
Bronco (Devonian)
San Andres Oil Cum
Drilling Rig
Detail
King (Devonian)
Brahaney (San Andres)
Denton (Devonian)
Janice (San Andres)
New Mexico
Texas
5 Miles

- Located in Yoakum County, Texas
- HZ wells target top San Andres ROZ[1]
- Target – Dolomite Porosity (vertical wells)
  - 250' to 500' Thick
  - Porosity range ~ 10-12%
  - Oil saturations ~ 40-60%
  - Mud log & core shows

Analogy Performance

- 71 Horizontal San Andres ROZ Wells
  - 2012 May to Present
  - No Dry Holes
  - 56 wells in detail map
- P50 EUR[2] / IP Ranges
  - 1 Mile laterals ~ 300 MBO / 300 BOPD
  - 1.5 Mile laterals ~ 500 MBO / 330 BOPD



Detail
Brahaney (San Andres)
NM
TX
2 Miles

1. Residual Oil Zone (ROZ) - definition is "previously highly oil saturated zone from which the oil is displaced by water through tectonic tilting and/or hydro-dynamic flooding"

2. EUR refers to management's internal estimates of hydrocarbons potentially recoverable from the analogous wells and may change as more data becomes available. See Additional Information on page 2

San Andres "ROZ[1]" Horizontal Well Performance

Cumulative Oil Production vs Normalized Flowing Time

SA HZ 1.0 Mile Lateral Well



Cumulative Oil Production (Mstb)
100
95
90
85
80
75
70
65
60
55
50
45
40
35
30
25
20
15
10
5
0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18
Normalized Flowing Time (month)

- **P50 IP 300 BOPD**
- **P50 12 Month Cum ~ 60 MBO**
- **P50 EUR ~ 300 MBO**

SA HZ 1.5 Mile Lateral Well



Cumulative Oil Production (Mstb)
130
120
110
100
90
80
70
60
50
40
30
20
10
0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18
Normalized Flowing Time (month)

- **P50 IP 330 BOPD**
- **P50 12 Month Cum ~ 75 MBO**
- **P50 EUR ~ 500 MBO**

1. EUR, potential recoverable hydrocarbons, and IP rates are management's internal estimates and may change as more data becomes available. See Additional Information on page 2

San Andres "ROZ[1]" Horizontal Development

Individual Well Economics – Oil Price[2] Sensitivity

SA HZ 1.0 Mile Lateral Well



• ROR %
WI – 87.5%
NRI – 65.6%
DC&E[1] - $2.4MM
IP[1] – 300 BOPD
EUR[1] – 300 MBO
GOR - 1000
Depth – 5,500ft TVD
ROR %
100
90
80
70
60
50
40
30
20
10
0
30
35
40
45
50
55
60
65
70
Oil $/ Bbl

SA HZ 1.5 Mile Lateral Well



• ROR %
WI – 87.5%
NRI – 65.6%
DC&E[1] - $2.75MM
IP[1] – 330 BOPD
EUR[1] – 500 MBO
GOR - 1000
Depth – 5,500ft TVD
ROR %
100
90
80
70
60
50
40
30
20
10
0
25
30
35
40
45
50
55
60
65
Oil $/Bbl

1. EUR, potential recoverable hydrocarbons, IP rates, and capital costs are management's internal estimates and may change as more data becomes available. See Additional Information on page 2

2. Gas price assumption for oil at $45/bbl is $2.50/MCF flat, $50/bbl is $3.00/MCF flat, and $60/bbl is $3.50/MCF flat

YUMA ENERGY

Southeast Louisiana – Livingston 3D

3-D Seismic Delineated Oil Play – Livingston & St. Helena Parishes

Asset Overview

Working interest	– **~53%**
Operator	– Yuma
Acres	– 1,660 Gross (886 Net)
3-D seismic area	– 138 square miles
Formation(s)	– Wilcox sand (oil) at 10,000ft – Tuscaloosa sand (oil) at 15,000ft
Est. D,C&E Costs[1]	– $2.4-2.6 MM/well (G) Wilcox – $3.8-4.0 MM/well (G) Tuscaloosa

Asset Provides

- **Delineated prospects ready to drill at today's prices**
- Multiple Yuma discoveries
- Current Prod.(Gross)~360 BOPD
- Tuscaloosa & Wilcox Sand cum. oil prod. to date ~720MBO

Discovery Map


BEAVER DAM CREEK FIELD ('86)
L. Tuscaloosa
CUM: 6.4 MMBO + 2.3 BCFG
BAYWOOD FIELD
L. Tuscaloosa
BEAVER DAM CREEK FIELD
L. Tuscaloosa
CUM: 197 MBO + 179 MMCFG
WATSON FIELD
L. Tuscaloosa
2010 YUMA DISCOVERY
Beaver Dam Creek Field
Olympic Prospect
2017 YUMA Prospect
Glacier Prospect
2012 YUMA DISCOVERY
Bills Branch Field
Sequoia Prospect
3D Outline
138 Sq. Miles
STEWARD BRANCH FIELD ('84)
1st & 4th Wilcox
CUM: 277 MBO
LOCKHART CROSSING FIELD ('82)
Wilcox
CUM: 19.1 MMBO + 19 BCFG
N. LIVINGSTON FIELD ('85)
1st & 4th Wilcox
CUM: 73 MBO
LIVINGSTON FIELD
Wilcox
CUM: 9.2 MMBO + 4.6 BCFG
2013 YUMA DISCOVERY
North Livingston Field
Musial Prospect
LOCKHART CROSSING FIELD ('82)
L. Tuscaloosa
CUM: 84 BCFG + 4.3 MMBO
YUMA

Upside Potential

- **Multiple Prospects with potential recoverable hydrocarbons[1] – 6 to 11 MMBO (Gross)**
- **Spud Glacier Prospect July 2017**
- **Multiple artificial lift, WO & prod. enhancing projects - Low cost & 100^{+}% ROR**

1. EUR, potential recoverable hydrocarbons, IP rates, and capital costs are management's internal estimates and may change as more data becomes available. See Additional Information on page 2

Livingston 3D – Tuscaloosa Seismic Comparison

Conventional oil play – Higher Chance of Success

Seismic Comparison of Producing Structures & Glacier Prospect



S. BDC FIELD '92
BDC FIELD '86
BDC '10
BILLS BRANCH '12
GLACIER PROSPECT
Top Chalk
Base Chalk
Eagle Ford / TMS Shale
Top L Tusc Sand
Base L Tusc Sand
BEAVER DAM CREEK FIELD ('92) L. Tuscaloosa CUM: 197 MBO + 179 MMCFG
BEAVER DAM CREEK FIELD ('86) L. Tuscaloosa CUM: 6.4 MMBO + 2.3 BCFG
YUMA DISCOVERY ('10-'12) BDC & Bills Ranch Fields Tuscaloosa CUM: 400 MBO



2017 YUMA Prospect
Glacier Prospect

Livingston 3D – Tuscaloosa Vertical Play Economics

Conventional oil play – Economic at current oil prices

Assumptions[(a)]

Working interest	– **50%**[1]
NRI	– 37.5%
Well IP[2] 30 day (G)	– 250 BOPD
EURs[2]	– 460 MBO
Est. D,C&E Costs[2]	– $3.9 MM/well
Depth	– 15,000ft TVD (Normal Pressure)

(a) Based on Company internal estimates. See additional information on page 2.

Tuscaloosa Type Curve



1000
100
10
1
BOPD
1
12
24
36
48
60
72
84
96
108
120
Months

Drilling Economics

WTI Oil Prices	$40/BO	$50/BO	$60/BO
Payout:	3.1 Yrs	2.4 Yrs	2.1 Yrs
ROI:	2.2x	3.0x	3.7x
IRR:	30.0%	48.4%	68.3%

F&D Cost: $11.42/Bbl

Oil Price Sensitivity



WTI Oil Price ($/Bbl) vs. IRR (%)
90
80
70
60
50
40
30
20
IRR (%)
$40
$45
$50
$55
$60
$65
WTI Oil Price ($/Bbl)

1. WI varies based upon partner participation (WI range 50-81%)
2. EUR, potential recoverable hydrocarbons, IP rates, and capital costs are management's internal estimates and may change as more data becomes available. See Additional Information on page 2.

YUMA ENERGY

South Central Louisiana – Lac Blanc Field

High value asset with high impact re-completion – Vermilion Parish, La

Asset Overview

Working interest	– **62.5% SiphD1** – **100% Siph D**
Operator	– Yuma
Acres	– 1,744 Gross (1,090 Net)
Formation(s)	– Miocene Siph Davisi

Discovery Map


LAC BLANC FIELD (2006)
CUM YE2016 ~2.3 MMBO & 97 BCFG
Lac Blanc Field
Vermilion Ph., LA
Siph D1 Pay Sand
Depth Structure Map
CI = 50 ft. July 2015

Siph D1 & Upr Siph D Logs


Yuma Energy
SL 18090 #1
SIPH D1 Sand – 91.5' Net Gas
ACTIVE
7.3 mmcfd
156 bopd
Upper SIPH D (18100' Sand) – 33' Net Gas
RE-COMPLETION
Yuma Energy
SL 18090 #2
SIPH D1 (18700' Sand) – 37.5' Net Gas
ACTIVE
2.0 mmcfd
39 bopd

Asset Provides

- **Predictable cash flow**
- SL 18090 #1 & #2 Current Prod.(Gross) ~9.3MMCFPD & 195BOPD

Upside Potential

- **High impact re-completion**
  - **Low capex & 100+% ROR**
  - **20 MMCFD[1] & 400 BCPD[1]**
- Deep Planulina prospect
  - 100ft plus potential net pay

1. EUR, potential recoverable hydrocarbons, IP rates, and capital costs are management's internal estimates and may change as more data becomes available. See Additional Information on page 2.

YUMA ENERGY

South Central Louisiana – Bayou Hebert Field

High value asset with high impact re-completions – Vermilion Parish, La

Asset Overview

Working interest	– 12.5%
Operator	– PetroQuest
Acres	– 1,600 Gross (200 Net)
3-D seismic area	– 25 square miles
Formation(s)	– Lower Cris R at 17,700ft to 18,250ft

Discovery Map[1]



ERATH FIELD (1940)
CUM PROD 43 MMBO + 1.2 TCFG
TIGRE LAGOON FIELD (1947)
CUM PROD 20 MMBO + 421 BCFG
BAYOU HEBERT FIELD (2011)
CUM YE2016~1.9 MMBO & 103 BCFG

Lower Cris R Log



Mar-2012
33.9 BCFG
607 MBC
Petroquest
No. 1-ST1 Thibodeaux
GR
M1RX
FUTURE RECOMPLETION L CRIS R2 A Sand
L Cris R2 B Sand
ACTIVE
L Cris R2 C Sand

Asset Provides

- **Predictable cash flow & future production growth**
- Current Prod.(Gross) ~48 MMCFPD & 900 BOPD

Upside Potential

- **High impact re-completion**
  - Low capex & 100% ROR
  - High producing rates
- **1P sidetrack with up-dip multi-stacked pay sands**
- **Other behind pipe 2P re-completions**

1. Source: IHS and Louisiana State Production Records

Southeast Texas – El Halcon Eagle Ford

Horizontal Shale Oil Play – Brazos Co, Tx

East Texas Eagleford Discovery Map


Texas
EL HALCON PLAY
Hawkwood – Yuma AOI
San Marcos
Arch


BRAZOS
BURLESON

Asset Overview

WI	– ~10%
Operator	– Hawkwood Energy[1]
Production Gross	– 1,850 BOPD & 1,790 MCFPD
Acres (Gross)	– 15,722 acres leased – 15,458 acres HBP
Acres (Net)	– 1,557 acres leased – 1,531 acres HBP
Formation(s)	– Eagle Ford Shale – Austin Chalk
Est. D,C&E Costs[2]	– $6.5-7.5 MM/well (G)
EUR[2]	– 440-540 MBOE

Stable PDP Production & Inventory of Repeatable Undeveloped Locations

- Yuma has WI in 51 producing Eagle Ford wells
- Predictable PDP production (Gross) ~ 2,150 BOEPD (86% oil)
- 15,722 gross acres leased in Brazos Co, TX with Hawkwood (Yuma net WI ~10% & NRI ~ 7.5%)
- Asset is currently only ~55% developed with substantial upside at todays strip prices
- Recent completion enhancements and longer laterals along with reduced D&C costs have improved economics for future development

1. Hawkwood Energy is a Warburg Pincus backed Oil & Gas Company head quartered in Denver, Co
2. EUR, potential recoverable hydrocarbons, IP rates, and capital costs are management's internal estimates and may change as more data becomes available. See Additional Information on page 2

Southeast Texas – El Halcon Eagle Ford

Horizontal Shale Oil Play – Undeveloped Well Economics

Yuma-Halcon Acreage



El Halcon Unit
Halcon

East Texas Eagle Ford Details

- EF is an organic rich shale with a range of 110-240ft thickness on mostly HBP acreage
- Acreage is mostly contiguous with depth range 7,500-9,500ft & pressure gradient between 0.55-0.65 psi/ft
- EF target has 2-4% TOC by weight and 7-10% GRI measured porosity
- EF acreage has ~ 42 undeveloped locations (1,000 ft spacing)
- Substantial improvements in completion (more frac stages & higher propant concentration) has led to higher IP & EURs
- D&C cost reductions due to enhanced design and market conditions has led to better economics and higher IRR

Type Curve[1] - BOEPD (1,000ft Spacing)



1,000
100
10
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36
# of Months

IRR[2] vs WTI Flat Price



100%
80%
60%
40%
20%
0%
IRR %
40
50
60
70
80
WTI $

1. Normalized type curve is based on recent offset operator's results
2. IRR chart was generated using normalized type curve along with D&C capex of ~$6.5 MM/well & price of gas $3.00/MCF flat

Southeast Texas – Chalktown Field

Unconventional Liquids-Rich Play – Madison Co, Tx

Upper & Lower Lewisville X-Section & Discovery Map



A
A'
Upper Lewisville
Proved HZ Play- PDP & PUDS
Lower Lewisville
Probable & Possible HZ Play



Day Salt Dome
Barr Units A & B
Silver Oak wells
Vick Trust Unit B
Dean Unit
Chalktown AMI Outline
Chalktown 3D Seismic Outline
A
A'

Asset Overview

Working interest	– **25%**[1]
Operator	– Contango Oil and Gas Co.
Acres	– 7,010 (729 Net)
Formation(s)	– Upper and Lower Lewisville (Woodbine sands) at 8,200ft to 9,000ft
Est. D,C&E Costs[2]	– $4-5 MM/well (G)
EURs[2]	– 300-550 MBOE

Asset Provides

- **Predictable cash flow & future growth**
- Current Prod.(Gross) 5.0 MMCFPD & 270 BOPD

Upside Potential

- **Multiple Upr Lewisville HZ PUDS**
- **Multiple Lwr Lewisville HZ PROB & POSS locations**

1. WI varies based upon partner participation (WI range 18-25%)
2. EUR, potential recoverable hydrocarbons, IP rates, and capital costs are management's internal estimates and may change as more data becomes available. See Additional Information on page 2

Southeast Texas - Woodbine Horizontal Economics

Unconventional Liquids-Rich Play – Madison Co, TX

Assumptions[a]

Working interest	– 25%[1]
NRI	– 18.75%
Well IP[3] 30 day (G)	– 460 BOPD & 690 MCFPD
EURs[3]	– 183 MBO, 2.0 BCF (515 MBOE) – Includes 213 MB NGLs
Est. D,C&E Costs[3]	– $4.5 MM/well (G)
Depth & Lateral	– 8,600 ft. TVD & 6,000ft Lateral
% Liquids	– 67%

Upr Lewisville Type Curve- 1,000ft Spacing



10,000
1,000
100
10
BOPD, MCFPD
0
10
20
30
40
Months
Oil
Gas

Drilling Economics(2)

WTI Oil Prices	$50/BO	$55/BO	$60/BO
Payout:	2.7 Yrs	2.1 Yrs	1.8 Yrs
ROI:	1.4x	1.6x	1.8x
IRR:	20.9%	30.5%	40.7%

F&D Cost: $10.43/BOE

Oil Price Sensitivity



WTI Oil Price ($/Bbl) vs. IRR (%)
60
50
40
30
20
10
0
IRR (%)
$45
$50
$55
$60
$65
WTI Oil Price ($/Bbl)

1. WI varies based upon partner participation (WI range 18-25%)
2. Assumes Henry Hub Natural Gas Prices of $2.50
3. EUR, potential recoverable hydrocarbons, IP rates, and capital costs are management's internal estimates and may change as more data becomes available. See Additional Information on page 2

California – Shallow Decline and Long Life Reserves

U.S. conventional oil play – Kern and Santa Barbara Counties

Asset Overview [1]

Working interest	– **100%**
Operator	– Yuma
Acres	– 1,342 net acres
Formation(s)	– Pliocene, Miocene, Oligocene & Eocene age
Depth TVD	– 800- 6,300ft

Upside Potential

- **Multiple PUD & PROB opportunities economic at today's prices**
- EUR[2] Monterey well ~ 170 MBO(G)

California Leasehold Map



Lost Hills
Carneros Creek
Mid Way Sunset
Cat Canyon

Cat Canyon Field & Monterey Shale EUR[2] Distribution



Cat Canyon Field



Probability Chart
Monterey Shale
P10
720 MBO
P50
170 MBO
P90
27 MBO

1. Yuma is considering the divestiture of its California assets
2. EUR, potential recoverable hydrocarbons, IP rates, and capital costs are management's internal estimates and may change as more data becomes available. See Additional Information on page 2

California – Monterey Shale Vertical Play Economics

U.S. Conventional oil play – Economic at current oil prices

Assumptions(a)

Working interest	– **100%**[1]
NRI	– 80%
Well IP[2] 30 day (G)	– 75 BOPD
EURs[2]	– 170 MBO
Est. D,C&E Costs[2]	– $1.5 MM/well
Depth	– 6,300ft

Monterey Type Curve



100
10
1
BOPD
0
5
10
15
20
25
30
35
Months

Drilling Economics

WTI Oil Prices	$40/BO	$50/BO	$60/BO
Payout:	4.3 Yrs	3.4 Yrs	2.8 Yrs
ROI:	2.8x	3.7x	4.6x
IRR:	26.3%	40.3%	56.6%

F&D Cost: $11.10/Bbl

Oil Price Sensitivity



WTI Oil Price ($/Bbl) vs. IRR (%)
70
60
50
40
30
20
IRR (%)
$40
$45
$50
$55
$60
$65
WTI Oil Price ($/Bbl)

1. WI varies based upon partner participation (WI range 50-100%)
2. EUR, potential recoverable hydrocarbons, IP rates, and capital costs are management's internal estimates and may change as more data becomes available. See Additional Information on page 2

M&A Focus

Proven Track Record

- Demonstrated ability to get deals done in a challenging environment
  – Davis Petroleum: Merger Completed on October 26, 2016
  – Pyramid Oil Company: Merger Completed on September 10, 2014

Experienced Management Team & Board of Directors

- Management team with diversified M&A background in both conventional & unconventional plays
- Engineering and Geo-science teams experienced in applying modern technologies
- Directors bring a lifetime of knowledge, industry contacts and a proven track record of success

Market Conditions are Ideal

- Industry conditions are competitive but opportunities still exist
- Improving commodity prices will lead to enhanced returns
- Focus on cash flow positive conventional & unconventional assets
- Expand beyond Gulf Coast into Permian, Eagle Ford, &/or East Texas areas

Yuma Energy, Inc.
(NYSE MKT) – YUMA



Yuma Energy, Inc. Management Team



Sam L. Banks has been our Chief Executive Officer and a member of the Board of Directors since the closing of the merger with Davis on October 26, 2016. He was the Chief Executive Officer and Chairman of the Board of Directors of Yuma California from September 10, 2014 and also our President since October 10, 2014 through October 26, 2016. He was the Chief Executive Officer and Chairman of the board of directors of Yuma Co. and its predecessor since 1983. He was also the founder of Yuma Co. He has 39 years of experience in the oil and natural gas industry, the majority of which he has been leading Yuma Co. Prior to founding Yuma Co., he held the position of Assistant to the President of Tomlinson Interests, a private independent oil and gas company. Mr. Banks graduated with a Bachelor of Arts from Tulane University in New Orleans, Louisiana, in 1972, and in 1976 he served as Republican Assistant Finance Chairman for the re-election of President Gerald Ford, under former Secretary of State, Robert Mosbacher.



Paul D. McKinney has been our Executive Vice President and Chief Operating Officer since the closing of the merger with Davis on October 26, 2016. He was the Executive Vice President and Chief Operating Officer of Yuma California from October 2014 through October 26, 2016. Mr. McKinney served as a petroleum engineering consultant for Yuma California's predecessor from June 2014 to September 2014 and for Yuma California from September 2014 to October 2014. Mr. McKinney served as Region Vice President, Gulf Coast Onshore, for Apache Corporation from 2010 through 2013, where he was responsible for the development and all operational aspects of the Gulf Coast region for Apache. Prior to his role as Region Vice President, Mr. McKinney was Manager, Corporate Reservoir Engineering, for Apache from 2007 through 2010. From 2006 through 2007, Mr. McKinney was Vice President and Director, Acquisitions & Divestitures for Tristone Capital, Inc. Mr. McKinney commenced his career with Anadarko Petroleum Corporation and held various positions with Anadarko over a 23 year period from 1983 to 2006, including his last title as Vice President of Reservoir Engineering, Anadarko Canada Corporation. Mr. McKinney has a Bachelor of Science degree in Petroleum Engineering from Louisiana Tech University.



James J. Jacobs has been our Chief Financial Officer, Treasurer and Corporate Secretary since the closing of the merger with Davis on October 26, 2016. He was the Chief Financial Officer, Treasurer and Corporate Secretary of Yuma California from December 2015 through October 26, 2016. He served as Vice President – Corporate and Business Development of Yuma California immediately prior to his appointment as Chief Financial Officer in December 2015 and has been with us since 2013. He has 15 years of experience in the financial services and energy sector. In 2001, Mr. Jacobs worked as an Energy Analyst at Duke Capital Partners. In 2003, Mr. Jacobs worked as a Vice President of Energy Investment Banking at Sanders Morris Harris where he participated in capital markets financing, mergers and acquisitions, corporate restructuring and private equity transactions for various sized energy companies. From 2006 through 2013, Mr. Jacobs was the Chief Financial Officer, Treasurer and Secretary at Houston America Energy Corp., where he was responsible for financial accounting and reporting for U.S. and Colombian operations, as well as capital raising activities. Mr. Jacobs graduated with a Master's Degree in Professional Accounting and a Bachelor of Business Administration from the University of Texas in 2001.

Yuma Energy, Inc. Board of Directors

Richard K. Stoneburner, Non-executive Chairman of the Board, has served as Non-executive Chairman of the Board and a member of Yuma's compensation committee since the closing of the merger with Davis on October 26, 2016. He was a director and member of Yuma's compensation committee since September 10, 2014 and has served as a director of Yuma Co. since November 2013. He began his career as a geologist in 1977. Mr. Stoneburner joined Petrohawk Energy in 2003, where he led Petrohawk's exploration program from 2005 to 2007 prior to serving as the company's President and COO from 2007 to 2011. When BHP Billiton acquired Petrohawk in 2011, he was appointed President of the North America Shale Production Division where he managed operations in the Fayetteville Shale, the Haynesville Shale, the Eagle Ford Shale, and the Permian Basin divisions. Mr. Stoneburner currently serves on the Board of Directors of Tamboran Resources Limited and serves as a Managing Director to the private equity firm Pine Brook Partners. Prior to his appointment as Director, Mr. Stoneburner was a Board Advisor to Yuma Co. from July 2013 through November 2013. Mr. Stoneburner has a bachelor's degree in geology from the University of Texas and a master's degree in geological sciences from Wichita State University.

Sam L. Banks, Chief Executive Officer & Director – See Management summary.

James W. Christmas, Director, has served as a director and member of Yuma's audit (chair) and nominating committees since the closing of the merger with Davis on October 26, 2016. He has served as a director and member of Yuma's audit and compensation committees since September 10, 2014 and has served as a director of Yuma Co. since November 2013. Mr. Christmas began serving as a director of Petrohawk Energy Corporation ("Petrohawk") on July 12, 2006, effective upon the merger of KCS Energy, Inc. ("KCS") into Petrohawk. He continued to serve as a director, and as Vice Chairman of the Board of Directors, for Petrohawk until BHP Billiton acquired Petrohawk in August 2011. He also served on the audit committee and the nominating and corporate governance committee. Mr. Christmas served as a member of the Board of Directors of Petrohawk, a wholly-owned subsidiary of BHP Billiton, and as chair of the financial reporting committee of such board from August 2013 through September 2014. Since February 2012, Mr. Christmas has served on the board of directors of Halcón Resources Corporation ("Halcón") as Lead Outside Director and serves as chairman of its audit committee. On January 29, 2014, Mr. Christmas was appointed to the Board of Directors of Rice Energy, Inc., and serves as chairman of its audit committee and as a member of its compensation committee. He also serves on the Advisory Board of the Tobin School of Business of St. John's University. He served as President and Chief Executive Officer of KCS from 1988 until April 2003 and Chairman of the Board and Chief Executive Officer of KCS until its merger into Petrohawk. Mr. Christmas was a Certified Public Accountant in New York and was with Arthur Andersen & Co. from 1970 until 1978 before leaving to join National Utilities & Industries ("NUI"), a diversified energy company, as Vice President and Controller. He remained with NUI until 1988, when NUI spun out its unregulated activities that ultimately became part of KCS. As an auditor and audit manager, controller and in his role as CEO of KCS, Mr. Christmas was directly or indirectly responsible for financial reporting and compliance with SEC regulations, and as such has extensive experience in reviewing and evaluating financial reports, as well as in evaluating executive and board performance and in recruiting directors. He has extensive experience in oil and gas company growth issues, with a focus on capital structure and business development strategies. Prior to his appointment as a Director, Mr. Christmas was a Board Advisor to Yuma Co. from August 2012 through November 2013. Mr. Christmas received a bachelor's degree in accounting and an honorary degree of commercial science from St. John's University.

Yuma Energy, Inc. Board of Directors

Frank A. Lodzinski, Director, has served as a director and member of Yuma's audit and compensation committees since the closing of the merger with Davis on October 26, 2016. He served as a director and member of Yuma's audit committee since September 10, 2014 and has served as a director of Yuma Co. since August 2012. He has more than 44 years of oil and gas industry experience. In 1984, Mr. Lodzinski formed Energy Resource Associates, Inc., which acquired management and controlling interests in oil and gas limited partnerships, joint ventures and producing properties. Certain partnerships were exchanged for common shares of Hampton Resources Corporation in 1992, which Mr. Lodzinski joined as a director and President. Hampton was sold in 1995 to Bellwether Exploration Company. In 1996, Mr. Lodzinski formed Cliffwood Oil & Gas Corp. and in 1997, Cliffwood shareholders acquired a controlling interest in Texoil, Inc., where Mr. Lodzinski served as a director, Chief Executive Officer and President. In 2001, Mr. Lodzinski was appointed a director, Chief Executive Officer and President of AROC, Inc., to manage the restructuring and ultimate liquidation of that company. In 2003, AROC completed a monetization of oil and gas assets with an institutional investor and began a plan of liquidation. In 2004, Mr. Lodzinski formed Southern Bay Energy, LLC, the general partner of Southern Bay Oil & Gas, L.P., which acquired the residual assets of AROC, Inc., where he served as the managing member and President of Southern Bay Energy, LLC upon its formation. The Southern Bay entities were merged into GeoResources in April 2007. Mr. Lodzinski served as a director, Chief Executive Officer and President of GeoResources, Inc. from April 2007 until its merger with Halcón in August 2012. He served as President and Chief Executive Officer of Oak Valley Resources, LLC from its formation in December 2012 until the closing of its strategic combination with Earthstone Energy, Inc. ("Earthstone") in December 2014. Since December 2014, Mr. Lodzinski has served as Chairman, President and Chief Executive Officer of Earthstone. He holds a BSBA degree in Accounting and Finance from Wayne State University in Detroit, Michigan.

Neeraj Mital, Director, has served as a director and member of Yuma's nominating (chair) committee since the closing of the merger with Davis on October 26, 2016. He served as a director of Davis since 2009 and was formerly a Senior Managing Director of Evercore Partners Inc., a New York-based global investment banking advisory and investment management firm, and Co-Head of its private equity business. Mr. Mital has twenty-seven years of experience in principal investing and mergers and acquisitions. Prior to joining Evercore in 1998, he was a Managing Director at The Blackstone Group. From 1989 through 1991, Mr. Mital was with Salomon Brothers Inc. Prior to joining Salomon Brothers, he was a CPA with Price Waterhouse. Mr. Mital has also served on the Board of Directors of Sentral Energy, Ltd. since 2015 and Alliantgroup, LP since 2006. He received a B.S. in economics from The Wharton School at the University of Pennsylvania.

J. Christopher Teets, Director, has served as a director and member of Yuma's audit and compensation (chair) committees since the closing of the merger with Davis on October 26, 2016. He has been a partner of Red Mountain Capital Partners LLC ("Red Mountain"), an investment management firm, since February 2005. Before joining Red Mountain, Mr. Teets was an investment banker at Goldman, Sachs & Co. Mr. Teets joined Goldman, Sachs & Co. in 2000 and was made a Vice President in 2004. Prior to Goldman, Sachs & Co., Mr. Teets worked in the investment banking division of Citigroup. Mr. Teets has also served as a director of Marlin Business Services Corp., since May 2010, as a director of Nature's Sunshine Products, Inc., since December 2015 and as a director of Air Transport Services Group, Inc. since February 2009. Mr. Teets also previously served as a director of Encore Capital Group, Inc. from May 2007 until June 2015, and Affirmative Insurance Holdings, Inc., from August 2008 until September 2011. He holds a bachelor's degree from Occidental College and an MSc degree from the London School of Economics.

Additional Information

2016 Year-end *Proved Reserves – SEC Prices*

The table below summarizes our estimated proved reserves at December 31, 2016 based on reports prepared by Netherland, Sewell, & Associates (NSAI). In preparing these reports, NSAI evaluated 100% of our properties at December 31, 2016. The information in the following table does not give any effect to or reflect our commodity derivatives.

	Oil (MBbls)	Natural Gas Liquids (MBbls)	Natural Gas (MMcf)	Total (MBoe)[1]	Present Value Discounted at 10% ($ in thousands) [2]
Proved developed [3]	2,203	1,061	21,919	6,917	67,317
Proved undeveloped [3]	773	287	2,060	1,404	6,283
Total proved [3]	2,976	1,348	23,979	8,321	73,600

1. Barrels of oil equivalent have been calculated on the basis of six thousand cubic feet (Mcf) of natural gas equal to one barrel of oil equivalent (Boe).
2. Present Value Discounted at 10% ("PV10") is a Non-GAAP measure that differs from the GAAP measure "standardized measure of discounted future net cash flows" in that PV10 is calculated without regard to future income taxes. Management believes that the presentation of the PV10 value is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to our estimated proved reserves independent of our income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to our reserves. Because many factors that are unique to each individual company impact the amount of future income taxes to be paid, we believe the use of a pre-tax measure provides greater comparability of assets when evaluating companies. For these reasons, management uses, and believes the industry generally uses, the PV10 measure in evaluating and comparing acquisition candidates and assessing the potential return on investment related to investments in oil and natural gas properties. PV10 includes estimated abandonment costs less salvage. PV10 does not necessarily represent the fair market value of oil and natural gas properties. PV10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. The table below titled "Non-GAAP Reconciliation" provides a reconciliation of PV10 to the standardized measure of discounted future net cash flows.

   Non-GAAP Reconciliation ($ in thousands)
   The following table reconciles our direct interest in oil, natural gas and natural gas liquids reserves as of December 31, 2016:

Present value of estimated future net revenues (PV10)	73,600
Future income taxes discounted at 10%	-
Standardized measure of discounted future net cash flows	73,600

3. Proved reserves were calculated using prices equal to the twelve-month unweighted arithmetic average of the first-day-of-the-month prices for each of the preceding twelve months, which were $42.75 per Bbl (WTI) and $2.48 per MMBtu (HH), for the year ended December 31, 2016. Adjustments were made for location and grade.

Additional Information

2016 Year-end Proved Reserves – Strip Prices

NSAI also prepared estimates of the Company's proved reserves at year-end 2016 using strip prices as of December 31, 2016, adjusted for differentials. Reference oil prices per barrel for the years 2017, 2018, 2019, 2020, and 2021 were $56.19, $56.59, $56.10, $56.05, $56.21, respectively, and were held flat at $56.51 per barrel thereafter. Reference natural gas prices per MMBTU for the years 2017, 2018, 2019, 2020, and 2021 were $3.61, $3.14, $2.87, $2.88, $2.91, respectively, and were held flat at $2.93 per MMBtu thereafter. Differentials vary by field but overall were approximately $3.00 per barrel for oil and $0.30 per MMBtu for natural gas.

Management believes the disclosure of estimated reserves using strip prices is useful in that it offers stockholders additional information about the quantity and value of our reserves under an alternative price scenario to that of SEC prices. In addition, management generally makes decisions based on estimated future prices as is customary in the industry.

The Company's estimated proved reserves by category as of December 31, 2016, based on strip prices, are provided in the following table. A decline in strip prices would likely result in a reduction in the quantity and value of reserves shown. The information in the following table does not give any effect to or reflect our commodity derivatives.

	Oil (MBbls)	Natural Gas Liquids (MBbls)	Natural Gas (MMcf)	Total (MBoe)[1]	Present Value Discounted at 10% ($ in thousands) [2]
Proved developed	2,379	1,082	22,086	7,142	103,194
Proved undeveloped	953	373	2,582	1,756	14,759
Total proved	3,331	1,455	24,668	8,898	117,954

1. Barrels of oil equivalent have been calculated on the basis of six thousand cubic feet (Mcf) of natural gas equal to one barrel of oil equivalent (Boe).
2. Present Value Discounted at 10% ("PV10") is a Non-GAAP measure that differs from the GAAP measure "standardized measure of discounted future net cash flows" in that PV10 is calculated without regard to future income taxes. Management believes that the presentation of the PV10 value is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to our estimated proved reserves independent of our income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to our reserves. Because many factors that are unique to each individual company impact the amount of future income taxes to be paid, we believe the use of a pre-tax measure provides greater comparability of assets when evaluating companies. For these reasons, management uses, and believes the industry generally uses, the PV10 measure in evaluating and comparing acquisition candidates and assessing the potential return on investment related to investments in oil and natural gas properties. PV10 includes estimated abandonment costs less salvage. PV10 does not necessarily represent the fair market value of oil and natural gas properties. PV10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP.